SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:


/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          JULIUS BAER INVESTMENT FUNDS
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

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/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration No.:
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(3)  Filing Party:
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(4)  Date Filed:
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

                          JULIUS BAER INVESTMENT FUNDS
                               330 Madison Avenue
                               New York, NY 10017


Dear Shareholder,


I am writing to let you know that a special meeting of shareholders of the Julius Baer International Equity Fund and the Julius Baer Global Income Fund (the "Funds") will be held on February 18, 2003. The purpose of the meeting is to vote on an important proposal that will affect your investment in the Funds. As a shareholder you have the opportunity to voice your opinion on the matters that affect the Funds. This package contains information about the proposal, as well as materials for voting by mail and instructions regarding any questions you may have. Please read the enclosed materials and cast your vote. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS OF HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOUR VOTE MUST BE RECEIVED BY FEBRUARY 17, 2003.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Julius Baer Investment Management, the Adviser to the Funds, are responsible for protecting your interests as a shareholder. These Trustees unanimously believe that this proposal is in the best interests of shareholders, and they recommend that you vote FOR the proposal.


The following Q&A is provided to assist you in understanding the proposal, which is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the proxy card in the enclosed postage paid envelope. You may also vote your shares by touch-tone phone by calling the number printed on the proxy card and following the instructions on the recorded message, or via the internet at the address printed on the proxy card.


If you have any questions regarding the proxy materials before you vote, please call our proxy solicitor, D.F. King & Co. at 1-800-829-6554. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.




Sincerely,


Michael Quain
President

Below is a brief overview of the proposal to be voted upon. Please read the full text of the enclosed proxy statement for more information. Your vote is important.

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

To consider the approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Julius Baer Investment Management Inc., (the "Adviser" or "JBIMI").


HOW DOES THE NEW INVESTMENT ADVISORY AGREEMENT DIFFER FROM THE CURRENT INVESTMENT ADVISORY AGREEMENT?

The terms of the New Investment Advisory Agreement are substantially similar to those of the current investment advisory agreements dated January 1, 2001, with the exception of the effective and termination dates and the amount of the advisory fee. In addition, currently there is a separate investment advisory agreement for each Fund, however, since the terms of the Current Investment Advisory Agreements are identical, the agreements would be combined into one agreement if the New Investment Advisory Agreement is approved. Under the terms of the Investment Advisory Agreements, the Adviser renders investment management services with respect to the Funds. For these services, the Adviser receives an advisory fee that is based on the average daily net assets of each of the Funds. Such fee is paid to the Adviser by the Funds on a monthly basis. The Global Income Fund currently pays JBIMI an advisory fee of 0.50% and the International Equity Funds pays JBIMI an advisory fee of 0.75%. Under the New Investment Advisory Agreement, advisory fee for the Global Income Fund would be 0.65% and the advisory fee for the International Equity Fund would be 0.90%.
The Adviser believes that the advisory fee increase is appropriate for the following reasons: (1) the Funds' existing advisory fee is below the median fee paid by comparable mutual funds; and (2) the fee increase will enable the Funds to maintain and enhance the resources needed to allow them to continue to compete effectively with other funds in their respective peer groups.

HAS THE BOARD OF TRUSTEES APPROVED THIS PROPOSAL?
Yes, the Board of Trustees has concluded that the proposal is in the best interest of each Fund's shareholders and unanimously recommends that the shareholders vote "FOR" the proposal.

WHAT FACTORS DID THE TRUSTEES USE TO DETERMINE THIS PROPOSAL WAS IN THE BEST INTEREST OF EACH FUND'S SHAREHOLDERS?

The Board considered, among other factors: (1) the historical performance of the Funds; (2) the favorable history, reputation, qualification and background of the Adviser; (3) the qualifications of the Adviser's personnel and its organizational capabilities; (4) the favorable quality of services provided by the Adviser to the Funds since inception; (5) the fees and total expenses of the Funds compared to those of similar mutual funds; and (6) other factors deemed relevant by the Board.

In connection with its deliberations regarding the New Investment Advisory Agreement, the Board requested and was provided with information that they considered sufficient to assist in the evaluation. The Board reviewed the nature and quality of JBIMI's services to the Funds and JBIMI's experience and qualifications. The materials furnished by the Adviser included the following, among other items:


1) a comparison of each Fund's current and proposed advisory fees to those paid by comparable mutual funds;

2) a comparison of each Fund's current and proposed expense ratios with those of comparable mutual funds; and,

3) a comparison of each Fund's relative performance against its benchmark index and peer group.



HOW DO I VOTE MY SHARES?

Voting your shares is easy and doesn't take long. Use any of the following options.

o    By Internet at the address printed on the proxy card.

o By touch-tone phone - call the number printed on the proxy card and follow the instructions on the recorded message.

o By mail - mark your votes on the enclosed proxy card, sign and date, and mail using the postage-paid envelope provided. If you own shares of both Funds, you must submit a separate proxy card for each Fund.

o For assisted telephone voting or for any questions call our proxy solicitor, D.F.King and Co., Inc. at 1-800-829-6554.

                          JULIUS BAER INVESTMENT FUNDS
                               330 MADISON AVENUE
                               NEW YORK, NY 10017

                            NOTICE OF SPECIAL MEETING

      Notice is hereby given that a special meeting of the shareholders of the Julius Baer Global Income Fund and the Julius Baer International Equity Fund (each a "Fund" and together, the "Funds"), each a series of the Julius Baer Investment Funds (the "Trust"), will be held at the offices of the Trust, 330 Madison Avenue, New York, NY, at 9:00 a.m. Eastern time, on February 18, 2003 for the following purposes:

     1. To consider the approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Julius Baer Investment Management Inc., (the "Adviser" or "JBIMI").

     2. To transact such other business as may properly come before the special meeting, or any adjournment thereof.


      Shareholders of record at the close of business on December 16, 2002 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the special meeting.


YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY FEBRUARY 17, 2002.


      By Order of the Board of Trustees of the Trust


                                         Craig Giunta
                                         Secretary


January 2, 2003

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and eliminate the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly. If you own shares of both Funds, you must submit a separate proxy card for each Fund.


         1. INDIVIDUAL ACCOUNTS. Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. ALL OTHER ACCOUNTS. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                         VALID SIGNATURE
------------                                         ---------------

CORPORATE ACCOUNTS
(1) ABC Corp.........................................ABC Corp.
(2) ABC Corp.........................................John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer.........................John Doe
(4) ABC Corp. Profit Sharing Plan....................John Doe, Trustee

                            TRUST ACCOUNTS
(1) ABC Trust........................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78..................................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA...................John B. Smith
(2) John B. Smith....................................John B. Smith, Jr. Executor

                          JULIUS BAER INVESTMENT FUNDS
                         JULIUS BAER GLOBAL INCOME FUND
                      JULIUS BAER INTERNATIONAL EQUITY FUND
               (each a series of the Julius Baer Investment Funds)


                               330 MADISON AVENUE
                               NEW YORK, NY 10017
                                 1-800-435-4659


                                 PROXY STATEMENT
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                FEBRUARY 18, 2003




     This Proxy Statement is furnished by the Julius Baer Investment Funds (the "Trust") to the shareholders of the Julius Baer Global Income Fund ("Global
Income Fund") and the Julius Baer International Equity Fund ("International Equity Fund") (each a "Fund" and together, the "Funds") on behalf of the Trust's Board of Trustees (the "Board") in connection with the solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders and at any adjournments thereof (the "special meeting") to be held on February 18, 2003 at 9:00 a.m., Eastern time at the offices of the Trust, 330 Madison Avenue, New York, NY 10017, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to shareholders of the Funds on or about January 6, 2003.


    Copies of the Trust's most recent annual and semi-annual reports to shareholders may be obtained, without charge, by calling 1-800-435-4659 or writing to the Trust's transfer agent, Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204.

                                   PROPOSAL 1

                  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

--------------------------------------------------------------------------------
       PROPOSAL DESCRIPTION                            APPLICABLE FUNDS

To consider the approval of a new             Global Income Fund and
investment advisory agreement                 International Equity Fund, each
between the Trust, on behalf of               voting separately as a Fund.
the Funds, and Julius Baer
Investment Management Inc.
--------------------------------------------------------------------------------

     The purpose of this proposal is to approve a new Investment Advisory Agreement between the Trust and Julius Baer Investment Management Inc., (the "Adviser" or "JBIMI"), with respect to the Funds (the "New Investment Advisory Agreement"), which will have the effect of increasing the advisory fee paid by the Funds as discussed below. The Adviser believes that the advisory fee increase is appropriate for the following reasons: (1) the Funds' existing advisory fee is below the median fee paid by comparable mutual funds; and (2) the fee increase is needed in order for the Funds to maintain and enhance the resources needed to allow them to continue to compete effectively with other funds in their respective peer groups.

     The Adviser believes the proposed fee increase is reasonable and appropriate in light of the fees incurred by other comparable mutual funds. Each Fund pays JBIMI an advisory fee that is below the median fee paid by comparable funds with similar investment objectives and with at least a 3-year track record. During the 12 months ended October 31, 2002, the Global Income Fund and the International Equity Fund paid JBIMI investment advisory fees at an annual rate of 0.50% and 0.75% of average daily net assets, respectively. The median investment advisory fee for mutual funds comparable to the Global Income Fund was 0.70%, and the median investment advisory fee for mutual funds comparable to the International Equity Fund was 0.95%. If the proposed increase in the Funds' investment advisory fees is approved, the Global Income Fund and the International Equity Fund will pay JBIMI a fee based on average daily net assets of 0.65% and 0.90%, respectively.

     Additionally, the Funds' net expense ratios for their most recent fiscal year are 1.28% and 0.85% for the Class A and Class I shares of the Global Income Fund and 1.43% and 0.92% for the Class A and Class I shares, respectively of the International Equity Fund. The median expense ratios for mutual funds comparable to the Global Income Fund and the International Equity Fund are 1.44% and 1.37%, respectively. If the proposed new advisory fees had been in effect during the Funds' most recent fiscal year and taking into consideration the elimination of the co-administration fees effective January 1, 2003 (as discussed below under "Current Advisory Agreement"), the Funds' gross expense ratios would have been 1.38% and 1.10% for the Class A and Class I shares, respectively of the Global Income Fund and 1.41% and 1.15% of the Class A and Class I Shares of the International Equity Fund, respectively.

     The Adviser believes that the fee increase will enable the Funds to maintain and enhance the resources needed to allow them to continue to compete effectively with other funds in their respective peer groups. JBIMI must continue to invest in technology and personnel to analyze companies and industry trends in this rapidly changing market. JBIMI must remain competitive in its compensation and benefits structure to continue to retain and attract high quality professionals. JBIMI believes that the fee increase will enable it to provide for the appropriate resources, to attract and retain the quality personnel, and to provide the advanced technology and systems necessary to maintain and enhance the present level of service and performance to the Funds' shareholders. The Adviser believes the proposed increase in fee would provide the resources necessary to better enable JBIMI to address these challenges.


JBIMI


     JBIMI, located at 330 Madison Avenue, New York, NY 10017, and, at separate times, its affiliate, Bank Julius Baer, New York Branch ("BJBNY") have served as investment adviser to the Funds since inception. The Adviser is registered as an investment adviser with the United States Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, and is a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland and is a registered broker-dealer and investment adviser. As of November 30, 2002, the Adviser had assets under management of approximately $8.3 billion. The names, addresses and principal occupations of the principal executive officers and directors of the Adviser are shown below under "Principal Executive Officers and Directors of JBIMI," as well as a list of the Trustees and principal executive officers of the Trust who also serve as officers and/or directors of the Adviser.


THE TERMS OF THE CURRENT AND THE NEW INVESTMENT ADVISORY AGREEMENTS

         The terms of the New Investment Advisory Agreement are substantially similar to those of the current investment advisory agreements dated January 1, 2001 (the "Current Investment Advisory Agreements", and together with the New Investment Advisory Agreement, the "Investment Advisory Agreements"), with the exception of the effective and termination dates and the amount of the advisory fee. In addition, currently there is a separate investment advisory agreement for each Fund, however, since the terms of the Current Investment Advisory Agreements are identical, the agreements would be combined into one agreement if the New Investment Advisory Agreement is approved. Under the terms of the Investment Advisory Agreements, the Adviser renders investment management services with respect to the Funds. For these services, the Adviser receives an advisory fee that is based on the average daily net assets of each of the Funds. Such fee is paid to the Adviser by the Funds on a monthly basis. The Form of New Advisory Agreement is attached to this Proxy Statement as Exhibit I.


         The Investment Advisory Agreements provide that JBIMI, as Adviser, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformity with the investment objective and policies of the Funds set forth in the Trust's current registration statement and any other policies established by the Board of Trustees, will manage the investment and reinvestment of assets of the Funds. The Adviser makes investment decisions for the Funds and places the Funds' purchase and sale orders for investment securities. The Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities the Fund holds or contemplates purchasing.

         The Investment Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement, the Adviser shall not be liable to the Trust or the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the advisory agreement. The Adviser is indemnified by the Funds to the same extent under the Current and the New Investment Advisory Agreements.


         The Investment Advisory Agreements provide that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.


         The Investment Advisory Agreements provide that they will remain in effect for an initial period of one year from the date of their effectiveness, and, unless earlier terminated, continue in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees or by vote of the holders of a majority of the relevant Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" as defined in the 1940 Act. The Investment Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Investment Advisory Agreements will automatically terminate in the event of their assignment.


CURRENT INVESTMENT ADVISORY AGREEMENT

         The Current Investment Advisory Agreements were approved by shareholders on October 25, 2000 at a Special Meeting of Shareholders. The Board, including the Independent Trustees, last approved the Current Investment Advisory Agreements on December 11, 2002.

         Under the Current Investment Advisory Agreements, the Adviser receives a fee calculated at an annual rate based on each Fund's average daily net assets of 0.50% for the Global Income Fund and 0.75% for the International Equity Fund. For the fiscal year ended October 31, 2002, the Adviser received investment advisory fees of $137,638 from the Global Income Fund and $5,510,427 from the International Equity Fund.

         Prior to January 1, 2003, BJBNY provided certain administrative services with respect to the Class A shares of each Fund under Co-Administration Agreements. As co-administrator, BJBNY received a fee calculated at an annual rate of 0.15% and 0.25% of the average daily net assets of Class A shares of the Global Income Fund and the International Equity Fund, respectively. For the fiscal year ended October 31, 2002, BJBNY received co-administration fees from the Global Income Fund and the International Equity Fund in the amounts of $40,125 and $1,084,562, respectively. The Co-Administration Agreements expired on December 31, 2002.

         From time to time, the Adviser receives brokerage and research services from brokers that execute securities transactions on behalf of the Funds. The commissions paid by a Fund to a broker that provides such services to the Adviser may be greater than the commission that would be paid if the Fund used a broker that does not provide the same level of brokerage and research services.

         Any portfolio transaction for a Fund may be executed through JBS, or any of its affiliates if, in JBIMI's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. For the fiscal year ended October 31, 2002, the International Equity Fund paid $348,046 in brokerage commissions to affiliates of JBIMI, representing 8.78% of the total brokerage commissions paid by the Fund. For the fiscal year ended October 31, 2002, the Global Income Fund paid $0 in brokerage commissions.

NEW INVESTMENT ADVISORY AGREEMENT

         Under the New Investment Advisory Agreement, the Adviser will receive a fee calculated at an annual rate based on each Fund's average daily net assets of 0.65% for the Global Income Fund and 0.90% for the International Equity Fund. The following chart shows the current advisory fees and the proposed advisory fees for each Fund.

          FUND                    CURRENT ADVISORY FEES                 PROPOSED ADVISORY FEES
          ----                    ---------------------                 ----------------------
Global Income Fund           0.50% of average daily net assets    0.65% of average daily net assets
International Equity Fund    0.75% of average daily net assets    0.90% of average daily net assets


For the fiscal year ended October 31, 2002, BJBNY received co-administration fees from the Global Income Fund and the International Equity Fund in the amounts of $40,125 and $1,084,562, respectively. If the proposed investment advisory fees had been in effect during fiscal year ending October 31, 2002, the Adviser would have received $178,612 and $6,612,519 in investment advisory fees for the Global Income Fund and the International Equity Fund, respectively. However, in light of the fact that the co-administration fee has been eliminated, the actual amount received by the Adviser and its affiliates would have been $138,487 for the Global Income Fund and $5,527,957 for the International Equity Fund. The difference between the current and proposed investment advisory fee is 0.15% for each Fund.

         The tables below show the Funds' gross expenses for the most recent fiscal year and the pro forma expenses of the Funds assuming approval of Proposal 1. The advisory fees of the Funds are computed as a percentage of the average daily net assets of the Funds on an annualized basis.

GLOBAL INCOME FUND

------------------------- -------------------- ------------------- --------------------- ----------------
ANNUAL FUND               EXPENSES FOR         EXPENSES FOR        PRO-FORMA             PRO-FORMA
OPERATING                 FISCAL YEAR          FISCAL YEAR         EXPENSES              EXPENSES
EXPENSES -                ENDED 10/31/02       ENDED 10/31/02
(expenses that are
deducted from Fund
assets)
------------------------- -------------------- ------------------- --------------------- ----------------
                          CLASS A SHARES       CLASS I SHARES      CLASS A SHARES        CLASS I SHARES
------------------------- -------------------- ------------------- --------------------- ----------------
Management Fees           0.50%                0.50%               0.65%                 0.65%
------------------------- -------------------- ------------------- --------------------- ----------------
Distribution and/or       0.25%                None                0.25%                 None
Service (12b-1) Fees
------------------------- -------------------- ------------------- --------------------- ----------------
Other Expenses            0.63%                0.45%               0.48%                 0.45%
------------------------- -------------------- ------------------- --------------------- ----------------
Total Annual Fund         1.38%                0.95%               1.38%                 1.10%
Operating Expenses
------------------------- -------------------- ------------------- --------------------- ----------------


EXAMPLE

The Example assumes that you invest $10,000 in the Global Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:



                      CURRENT EXPENSES                  PRO-FORMA EXPENSES
                      ----------------                  ------------------


              CLASS A SHARES   CLASS I SHARES    CLASS A SHARES   CLASS I SHARES
1 Year            $  141          $   97             $  130          $  102
3 Years              437             303                406             318
5 Years              755             525                702             552
10 Years           1,657           1,166              1,545           1,225


INTERNATIONAL EQUITY FUND

------------------------- -------------------- ------------------- --------------------- ----------------
ANNUAL FUND               EXPENSES FOR         EXPENSES FOR        PRO-FORMA             PRO-FORMA
OPERATING                 FISCAL YEAR          FISCAL YEAR         EXPENSES              EXPENSES
EXPENSES -                ENDED 10/31/02       ENDED 10/31/02
(expenses that are
deducted from Fund
assets)
------------------------- -------------------- ------------------- --------------------- ----------------
                          CLASS A SHARES       CLASS I SHARES      CLASS A SHARES        CLASS I SHARES
------------------------- -------------------- ------------------- --------------------- ----------------
Management Fees           0.75%                0.75%               0.90%                 0.90%
------------------------- -------------------- ------------------- --------------------- ----------------
Distribution and/or       0.25%                None                0.25%                 None
Service (12b-1) Fees
------------------------- -------------------- ------------------- --------------------- ----------------
Other Expenses            0.51%                0.25%               0.26%                 0.25%
------------------------- -------------------- ------------------- --------------------- ----------------
Total Annual Fund         1.51%                1.00%               1.41%                 1.15%
Operating Expenses
------------------------- -------------------- ------------------- --------------------- ----------------

EXAMPLE

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                      CURRENT EXPENSES                  PRO-FORMA EXPENSES
                      ----------------                  ------------------

              CLASS A SHARES   CLASS I SHARES    CLASS A SHARES   CLASS I SHARES
1 Year            $  154           $  102            $  144           $  117
3 Years              477              318               446              365
5 Years              824              552               771              633
10 Years           1,802            1,225             1,691            1,398

TRUSTEES' CONSIDERATION

         At a meeting held on December 11, 2002, the Board of Trustees including a majority of the disinterested Trustees (the "Board"), unanimously approved the New Advisory Agreement with the Adviser on behalf of the Funds and its submission for shareholder approval.

         If the New Advisory Agreement is not approved by a Fund's shareholders, the current investment advisory agreement for that Fund would continue.


      The Board has been presented with information that they believe demonstrates that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Trust, each Fund and the shareholders of each Fund. Information was presented at the meeting of the Board on December 11, 2002 with respect to the New Advisory Agreement. Specific details about the information considered by the Board is given below.


         In connection with its deliberations regarding the New Investment Advisory Agreement, the Board requested and was provided with information that they considered sufficient to assist in the evaluation. The Board reviewed the nature and quality of JBIMI's services to the Funds and JBIMI's experience and qualifications. The materials furnished by the Adviser included the following, among other items: (1) a comparison of each Fund's current and proposed advisory fees to those paid by comparable mutual funds, (2) a comparison of each Fund's current and proposed expense ratios with those of comparable mutual funds, (3) a comparison of each Fund's relative performance against its benchmark index and peer group. The Board considered, among other factors: (1) the historical performance of the Funds; (2) the favorable history, reputation, qualification and background of the Adviser; (3) the qualifications of the Adviser's personnel and its organizational capabilities; (4) the favorable quality of services provided by the Adviser to the Funds since inception; (5) the fees and total expenses of the Funds compared to those of similar mutual funds; and (6) other factors deemed relevant by the Board.


         Of the factors listed above, the Board noted that its determination to approve the Investment Advisory Agreement in general was largely based on the positive experience enjoyed by the Funds with the Adviser under the Current Investment Advisory Agreement and the fact that the proposed new fees will enable the Funds to continue to compete effectively with other comparable funds. After careful consideration and a thorough review of the Adviser's level of service, experience and fees, the Board concluded that based on the services that JBIMI would provide to the Funds under the New Investment Advisory Agreement, the proposed new fees were fair and reasonable and the Board approved the New Investment Advisory Agreement.


RECOMMENDATION AND REQUIRED VOTE

      The Board has concluded that Proposal 1 is in the best interests of each Fund's shareholders. Accordingly, the Board unanimously recommend that shareholders of each Fund vote FOR the proposal. The proposal will require an affirmative vote of the lesser of (i) 67% or more of each Fund's shares present at the special meeting if more than 50% of the outstanding shares of each Fund are present, or (ii) more than 50% of the outstanding shares of each Fund. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST Proposal 1.

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trust's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote on those matters in their discretion.

         PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF JBIMI

         The name and principal occupation of JBIMI's principal executive officers and directors are set forth below. Unless otherwise indicated, the address for each person listed below is 330 Madison Avenue, New York, NY 10017.


NAME, ADDRESS, AND              POSITIONS AND OFFICES       OTHER PRINCIPAL POSITION(S) HELD DURING THE PAST
BIRTH DATE                      WITH INVESTMENT             FIVE YEARS
                                ADVISER

Stuart Adam                     Director                    Senior Vice President, Bank Julius Baer & Co. Ltd.,
40 Central Park South                                       2001-present; Managing Director, Julius Baer
Apartment 12H                                               Investment Advisory, Hong Kong, 1996-2000.
New York, NY 10019
3/17/58

Alessandro E. Fussina           Director                    Director, Julius Baer Investment Management, Inc.,
25 Central Park West-Apt#14N                                1994-present.
New York, NY 10023
9/29/37

Dr. Leo T. Schrutt              Director  (Chairman)        Member of Group Executive Board, Julius Baer
Julius Baer  Holding                                        Holding Ltd., January 1999 - present; Chairman,
AG Brunnmattstr.                                            Julius Baer Investment Management Inc., November
7 Zurich                                                    1998-Present; President, Julius Baer Asset
Switzerland CH-4132                                         Management, 1997 - 1999; Member of Management,
Muttenz                                                     Swiss Bank Corp., 1996 - 1997.
4/15/57

Robert Serhus                   Director, Research          Director of Research, Julius Baer Investment
242 Hamilton Drive                                          Management Inc., May 2001-Present; Alpha Securities
Middletown, NJ 07701                                        Corp, 1998-2000; Research Analyst, Alpha Investment
5/23/63                                                     Management Inc., 1998-2000; Option Member Trainee,
                                                            Philanna Capital Management, 1997-1998.

Christian Yates                 Managing Director           Managing Director, Julius Baer Investment Ltd.,
Lower Silton, Silton                                        January 2001-Present; Director, Sales and
Gillingham, Dorset                                          Marketing, Chase Manhattan Management Ltd.,
SP8 5AQ                                                     1998-2000; Director Head of European Business
9/2/62                                                      Development, Lazard Asset Management Ltd.,
                                                            1994-1998.

NAME, ADDRESS, AND              POSITIONS AND OFFICES       OTHER PRINCIPAL POSITION(S) HELD DURING THE PAST
BIRTH DATE                      WITH INVESTMENT             FIVE YEARS
                                ADVISER

*Bernard Spilko                 Director and President      Director and President, Julius Baer Investment
68 Sheryl Crescent                                          Management, January 2001-President; Senior Vice
Smithtown, NY 11787                                         President, Bank Julius Baer & Co. Ltd., New York
8/11/41                                                     Branch, 1984 - present; Managing Director, Julius
                                                            Baer Securities Inc. 1969 - present.

Richard MMN Howard              Director, Research and      Julius Baer Investment Management, Inc.,
High Mead Birchen Lane,         First Vice President        September 1989 - present.
Haywards Health
West Sussex, London RH161SA
3/26/55

Francoise M. Birnholz           Secretary, Senior Vice      Secretary, Senior Vice President & General Counsel,
69 East 69th Street             President & General         Julius Baer Investment Management, Inc.,
New York, NY 10021              Counsel                     2000-present; Secretary, Senior Vice President &
1/26/50                                                     General Counsel, Julius Baer Securities, 1994-2000.

Edward A. Clapp                 First Vice President and    First Vice President and Senior Chief Compliance
6 Allyson Place                 Senior Chief Compliance     Officer, Julius Baer Investment Management, Inc.,
East Setauket, NY 11733         Officer                     2000; First Vice President and Senior Chief
3/5/47                                                      Compliance Officer, Julius Baer Securities Inc.,
                                                            1983 - present.

Edward C. Dove                  Senior Vice President and   Senior Vice President and Chief Investment Officer,
Westbank Chart Road             Chief Investment Officer    Julius Baer Investment Management, Inc., 1992-present.
Sutton Valence, Kent England
ME17 3AW
3/29/56

Denise Downey                   First Vice President        First Vice President, Julius Baer Investment
6 Greenway Road                                             Management, Inc., March 2002-present; First Vice
Glen Rock, NJ 07452                                         President, Bank Julius Baer, 1995-March 2002.
9/1/61


Brett Gallagher                 First Vice President and    First Vice President and Portfolio Manager, Julius
7 Sandhopper Trail              Portfolio Manager           Baer Investment Management, Inc., 1999-present;
Westport, CT 06880                                          Vice President and Portfolio Manager, The Chase
8/28/61                                                     Manhattan Bank, 1997-1999; Vice President and
                                                            Portfolio Manager, Morgan Guaranty Trust Co.,
                                                            1994-1997.


Tim Haywood                     First Vice President        First Vice President, Julius Baer Investment
38 Holst Mansions                                           Management, Inc., January 2002-present; Senior
96 Wyatt Drive                                              Portfolio Manager, Julius Baer Investment
Barnes, London SW13-8AJ                                     Management, Inc., 1998-2001; Chief Investment
6/12/65                                                     Officer, Orient Oversees (Int'l) Limited,
                                                            1994-1997.

NAME, ADDRESS, AND              POSITIONS AND OFFICES       OTHER PRINCIPAL POSITION(S) HELD DURING THE PAST
BIRTH DATE                      WITH INVESTMENT             FIVE YEARS
                                ADVISER


*Gregory Hopper                 First Vice President and    Senior Vice President and Senior Portfolio Manager,
50 East 57th Street             Senior Portfolio            Zurich Scudder Investments, 2000-2002; Senior
Apt. 12D                        Manager,                    Portfolio Manager, Harris Investment Management,
3/24/57                                                     1999-2000; New York, NY 10017 Portfolio Manager,
                                                            Bankers Trust, 1993-1999.


*Michael K. Quain               First Vice President        First Vice President, Julius Baer Investment
330 Madison Avenue                                          Management, Inc., August, 2002 to present; First
New York, NY                                                Vice President, Julius Baer Securities Inc.,
 7/6/57                                                     August, 2002 to present; President and Chief
                                                            Financial Officer of the Julius Baer Investment
                                                            Funds, 1998-present.


*Richard C. Pell                Senior Vice President and   Senior Vice President and Chief Investment Officer,
15 Thristle Lane                Chief Investment Officer    Julius Baer Investment Management Inc., August 2000-Present;
Rye, NY 10580                                               Senior Vice President and Chief Investment Officer of Bank
9/21/54                                                     Julius Baer & Co. Ltd., New York Branch; 1995 -
                                                            2000; Chief Investment Officer and Co-Manager of
                                                            Julius Baer International Equity Fund.

*Donald E. Quigley              Portfolio Manager           Portfolio Manager, Julius Baer Investment
6 Insley Road                                               Management, February 2001-Present; Portfolio
Florham Park, NJ 07932                                      Manager, Chase Asset Management, 1993-2001.
1/13/65


* Rudolph Riad Younes           Senior Vice President       Senior Vice President, Julius Baer Investment
335 East 58th Street                                        Management Inc., January 2001-Present; Head of
Apt. 4F                                                     International Equity Management, Bank Julius Baer &
New York, NY 10022                                          Co., Ltd., New York Branch, 1993-2000; Co-Manager
9/25/65                                                     of Julius Baer International Equity Fund; First
                                                            Vice President, Bank Julius Baer & Co., Ltd., New
                                                            York Branch, 2000-present; Vice President, Bank
                                                            Julius Baer & Co., Ltd., New York Branch,
                                                            1993-1999.

Glen F. Wisher                  Senior Vice President       Senior Vice President, Julius Baer Investment
400 E. 90th Street, Apt. 20F,                               Management Inc., January 2002-Present; Head of
Century Towers                                              Institutional Asset Management, Julius Baer
New York, NY 10128                                          InvFixed Income Portfolio Manager, Julius Baer
10/10/63                                                    Investment Management, Inc., 1995-2000; Manager of
                                                            Institutional Assets, Julius Baer Investment
                                                            Management, Inc., 2001- present.

*Officer of JBIMI who is also an officer of the Trust.

         As of December 16, 2002, the Trustees and officers of the Trust collectively beneficially owned less than 1% of the outstanding shares of the Trust.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION


         GENERAL INFORMATION. As of December 16, 2002 there were 3,536,627.2760 outstanding shares of the Global Income Fund and 59,533,930.8360 outstanding shares of the International Equity Fund.


         5% OWNERSHIP INFORMATION. As of December 16, 2002, the following persons were shareholders owning of record or known by the Trust to beneficially own 5% or more of the outstanding shares of the Funds:

JULIUS BAER  GLOBAL INCOME FUND


--------------------------------------------------------------------------------
NAME AND ADDRESS                       AMOUNT AND              PERCENT OF CLASS
                                       NATURE OF
                                       OWNERSHIP
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.             2,816,273.8830          85.29%
101 Montgomery Street                  Class A
San Francisco, CA 9410

--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.             185,348.6730            5.55%
101 Montgomery Street                  Class A
San Francisco, CA 94104

--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.             139,345.8310            59.37%
101 Montgomery Street                  Class I
San Francisco, CA 94104

--------------------------------------------------------------------------------
Investors Bank & Trust                 85,462.5040             36.41%
Mail Stop: MML 37                      Class I
P.O. Box 9130
Boston, MA 02117

--------------------------------------------------------------------------------

JULIUS BAER INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
NAME AND ADDRESS                       AMOUNT AND              PERCENT OF CLASS
                                       NATURE OF
                                       OWNERSHIP
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.             21,964,363.5210         61%
101 Montgomery Street                  Class A
San Francisco, CA 94104

--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.             7,248,097.4730          30.81%
101 Montgomery Street                  Class I
San Francisco, CA 94104

--------------------------------------------------------------------------------
Julius Baer Securities Inc.            3,714,850.2950          15.79%
330 Madison Ave.                       Class I
New York, NY 94104

--------------------------------------------------------------------------------


         No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of either Fund on December 16, 2002, the record date.

SERVICE PROVIDERS

         Unified Financial Securities, Inc., distributor for the Funds, ("Unified"), is a wholly-owned subsidiary of Unified Financial Services, Inc. The principal executive offices of Unified are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806. Unified is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

         Investors Bank & Trust Company ("Investors Bank") serves as the custodian and administrator for the Funds and is located at 200 Clarendon Street, Boston, Massachusetts 02116.

PROXY SOLICITATION


         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by those persons. The Trust may reimburse those broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with that proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person, by telephone or by electronic means. In addition, D.F. King Inc. has been engaged to solicit proxies. If votes are recorded by telephone, procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded will be used. Shareholders may also vote through a secure internet site. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the special meeting will be borne by the Adviser.


CERTAIN VOTING MATTERS


         Only shareholders of record on the record date are entitled to be present and to vote at the special meeting. Each share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.


         All proxies that are properly delivered prior to the special meeting, and are not revoked, will be voted at the special meeting. The persons named in such proxies will vote as directed by the proxy. If a proxy does not give voting directions, it will be voted FOR the approval of Proposal 1 described this Proxy Statement, and other matters will be voted in the discretion of the persons named as proxies.

         If a quorum is not present at the special meeting, or if a quorum is present at the special meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxyholders may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the special meeting or represented by proxy. When voting on a proposed adjournment, the persons named a proxyholder will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

         All shares that are voted, votes to ABSTAIN, and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the meeting. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

SHAREHOLDER PROPOSALS

         The meeting is a special meeting of shareholders. The Funds are not required to, nor does it intend to, hold regular annual meetings of Funds' shareholders. Any shareholder who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Trust at Julius Baer Investment Funds, 330 Madison Avenue, New York, NY, Attn: Julius Baer Investment Funds Proxy Vote so that the proposals are received at least 10 days prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

INDEPENDENT ACCOUNTANTS

         The firm of KPMG LLP, 99 High Street, Boston, Massachusetts 02110, has been selected as independent accountants for the Fund. KPMG LLP, in accordance with Independence Standards Board Standard No. 1, have confirmed to the Funds' Audit Committee that they are independent accountants with respect to the Funds.

         The independent accountants examine the Funds' financial statements and provide other non-audit and tax-related services to the Fund. Representatives of KPMG LLP are not expected to be present at the special meeting.


         PLEASE COMPLETE AND RETURN THE ATTACHED PROXY CARD OR VOTE BY TELEPHONE OR THROUGH THE INTERNET. YOUR VOTE MUST BE RECEIVED BY FEBRUARY 17, 2002.




January 2, 2003                                By order of the Board of Trustees
                                               Craig Giunta, Secretary




     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET.

                                                                       EXHIBIT I



                          INVESTMENT ADVISORY AGREEMENT


This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made by and between JULIUS BAER INVESTMENT FUNDS, a business trust organized under the law of The Commonwealth of Massachusetts (the "Trust"), and JULIUS BAER INVESTMENT MANAGEMENT INC., a corporation organized under the laws of the state of Delaware (the "Adviser"), as of October 2, 2002.

WHEREAS, the Trust desires to appoint the Adviser as the investment adviser with respect to those of its series which are listed on Schedule A to this Agreement as may be amended from time to time (each such series being referred to herein individually and collectively as the "Fund");

NOW THEREFORE, the parties hereto hereby agree as follows:

         1.       INVESTMENT DESCRIPTION; APPOINTMENT

         The Trust desires to employ the Fund's capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's
Registration Statement and Master Trust Agreement have been submitted to the Adviser. The Trust agrees to provide copies of all amendments to the Trust's Registration Statement and Master Trust Agreement to the Adviser on an on-going basis. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth on Schedule A attached hereto. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an additional fund, and the Adviser is willing to render such services, Schedule A shall be amended, whereupon such additional fund shall become a Fund hereunder.

         2.       SERVICES AS INVESTMENT ADVISER

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will act in accordance with the Trust's Master Trust Agreement, the Investment Company Act of 1940 and the Investment Advisors Act of 1940, as the same from time to time be amended, manage the Fund's assets in accordance with its investment objective and policies as stated in the Trust's Registration Statement as from time to time in effect, make investment decisions and exercise voting rights in respect of portfolio securities for the Fund and place purchase and sale orders on behalf of the Fund. In providing these services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

      Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the
Fund: (a) providing the Fund with office space (which may be the Adviser's own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to the Fund's shareholders, (d) assisting in the preparation of the Fund's tax returns, (e) assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

         In performing all services under this Agreement, the Adviser shall act in conformity with applicable law, the Trust's Master Trust Agreement and By-Laws, and all amendments thereto, and the investment objective, investment policies and other practices and policies set forth in the Trust's Registration Statement, as such Registration Statement and practices and policies may be amended from time to time.

         3.       BROKERAGE

         In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

         4.       INFORMATION PROVIDED TO THE TRUST

         The Adviser will use its best efforts to keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

         5.       STANDARD OF CARE

         The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following:
(i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party trustees who are not "interested persons" of the Trust or (b) an independent legal counsel in a written opinion.

         6.       COMPENSATION


         In consideration of the services rendered pursuant to Section 2 of this Agreement, the Fund will pay the Adviser after the end of each month while this Agreement is in effect a fee for the previous month calculated at an annual rate based on a percentage of the Fund's average daily net assets as set forth in Schedule A.

         Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement as from time to time in effect.


         7.       EXPENSES

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Trust who are affiliated with the Adviser or any of its affiliates. The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the Fund's distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust, membership fees in trade associations; litigation and other extraordinary or non-recurring expenses. In addition, the Fund will pay fees pursuant to any Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to any Shareholder Services Plan.

         8.       SERVICES TO OTHER COMPANIES OR ACCOUNTS

         The Trust understands that the Adviser now acts, will continue to act, or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         9.       TERM OF AGREEMENT

         This Agreement shall become effective on the later of the date set forth on Schedule A or the date this Agreement is approved by the shareholders of the Fund, and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

         10.      REPRESENTATION BY THE TRUST

         sub-trust of the Trust.

         12.      MISCELLANEOUS

         If the Adviser ceases to act as investment adviser to the Fund, the Trust agrees that, at the request of the Adviser, the Trust's license to use "Julius Baer" or any variation thereof indicating a connection to either of those entities, will terminate and that the Trust will take all necessary action to change the names of the Trust and the Fund to names that do not include "Julius Baer" or any such variation.

13.  ENTIRE  AGREEMENT  The Trust  represents  that a copy of its  Master  Trust
Agreement, dated April 30, 1992, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts.



         11.      LIMITATION OF LIABILITY

                  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the

Trust, personally, but bind only the trust property of the Fund, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of Fund shares and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement. The obligations of this Agreement shall be binding only upon the assets and property of the Fund and not upon the assets and property of any other

         This Agreement constitutes the entire agreement between the parties hereto.

         14.      GOVERNING LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first written above.



                                    JULIUS BAER INVESTMENT FUNDS
                                    On Behalf of the Funds Listed on Schedule A


                                    By:
                                        -------------------------------
                                        Name: Michael K. Quain
                                        Title: President



                                    JULIUS BAER INVESTMENT MANAGEMENT INC.

                                    By:
                                        -------------------------------
                                        Name:
                                        Title:

                                AMENDED EXHIBIT A
                                     TO THE
                          JULIUS BAER INVESTMENT FUNDS
                          INVESTMENT ADVISORY AGREEMENT



         This Exhibit A amended as of December  11, 2002,  to be effective as of
[         ],  is  Exhibit A to the  Investment  Advisory  Agreement  dated as of
October 2, 2002, between Julius Baer Investment Management Inc. and Julius Baer Investment Funds.



                                   FEE (AS A PERCENTAGE        EFFECTIVE DATE OF
NAME OF FUND                       OF NET ASSETS)              AGREEMENT
------------                       --------------------        -----------------

International Equity Fund          .90%
Global Income Fund                 .65%

JULIUS BAER INVESTMENT FUNDS
c/o PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132


3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number indicated on this proxy card.

2. On the Internet at www.proxyweb.com and use the control number indicated on this proxy card.

3.   Return this proxy card using the enclosed postage-paid envelope.

*** CONTROL NUMBER:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael Quain, Craig Giunta and Bernard Spilko, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the above-referenced fund (the "Fund") in connection with the special meeting of shareholders to be held on February 18, 2002 at 9:00 a.m. Eastern time, at 330 Madison Avenue, New York, NY and at any adjournment thereof.

When properly executed and returned, this proxy form will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy form will be voted FOR approval of the proposals.

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENVELOPE PROVIDED.

Date _________________________

______________________________
Signature(s)

Please sign exactly as name(s) appear(s) on left. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. X

Please refer to the Proxy Statement for a discussion of the Proposal. The Board of Trustees of the Trust recommends that you vote FOR the proposal.

1. To consider the approval of a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Julius Baer Investment Management Inc.

[   ] FOR                 [   ] AGAINST               [   ] ABSTAIN